UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bio-Path Holdings, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of BIO-PATH HOLDINGS, INC. To Be Held On: December 15, 2022 at 4:00 p.m. Central Standard Time Offices of Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380 This communication is not a form for voting and presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 12/2/2022. Please visit http://www.astproxyportal.com/ast/22620/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K • Directions to attend the Annual Meeting and vote in person TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a card by following the instructions above. TO VOTE: independent registered public accounting firm for the fiscal year ending December 31, 1. Election of Directors: NOMINEES: Peter H. Nielsen Heath W. Cleaver Paul D. Aubert Aline Sherwood Doug P. Morris Please note that you cannot use this notice to vote by mail. 2. Approval of the Company’s 2022 Stock Incentive Plan. 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers. 4. Ratification and approval of the appointment of Ernst & Young LLP as the Company’s 2022. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIREC-TORS AND "FOR" PROPOSALS 2, 3 AND 4. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER